UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 17, 2007
ISILON SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33196	91-2101027
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3101 Western Avenue
Seattle, Washington 98121
(Address of principal executive offices, including zip code)
(206) 315-7500
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(b)
On April 17, 2007, Matthew S. McIlwain submitted his resignation as a director and member of the Audit Committee and Compensation Committee of Isilon Systems, Inc., effective April 18, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ISILON SYSTEMS, INC.
By:	/s/ Douglas Choi
Douglas Choi
General Counsel and Secretary

Date: April 18, 2007